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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): February 26, 2004


                         INTERNATIONAL STEEL GROUP INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)



          Delaware                      1-31926             71-0871875
-----------------------------        ------------       -------------------
(State or Other Jurisdiction          (Commission          (IRS Employer
      of Incorporation)               File Number)       Identification No.)

 3250 Interstate Drive, Richfield, Ohio              44286-9000
----------------------------------------       -----------------------
(Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code: (330) 659-9100
                                                    --------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:
                  --------

                  The exhibit listed below is being furnished pursuant to Item
                  12.

                  Exhibit
                  Number   Exhibit
                  ------   -------

                  99.1     Press release, dated February 26, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On February 26, 2004, International Steel Group Inc. (the "Company") issued a press release containing certain financial results of the Company for the quarter and year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1. The press release shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  INTERNATIONAL STEEL GROUP INC.



                                  By:    /s/ Brian D. Kurtz
                                        ------------------------------------
                                        Name: Brian D. Kurtz
                                        Title:   Vice President -- Finance and
                                                 Treasurer


Dated:  February 26, 2004
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                                INDEX TO EXHIBITS
                                -----------------



        EXHIBIT
        NUMBER           EXHIBIT
        ------           -------

         99.1            Press release, dated February 26, 2004.